SECURITIES AND EXCHANGE COMMISSION

	Washington, D. C.  20549

	FORM 8-K

	CURRENT REPORT

	PURSUANT TO SECTION 13 OR 15(d) OF THE
	SECURITIES EXCHANGE ACT OF 1934

	Date of Report (Date of earliest event reported) August 8, 2000



Commission    	Registrant; State of Incorporation;   	I.R.S. Employer
File Number	  	Address; and Telephone Number	       	Identification No.

333-21011     	FIRSTENERGY CORP.	                             34-1843785
	              (An Ohio Corporation)
	              76 South Main Street
	              Akron, Ohio  44308
	              Telephone (800)736-3402


1-2578	        OHIO EDISON COMPANY	                           34-0437786
              	(An Ohio Corporation)
	              76 South Main Street
               Akron, OH  44308
	              Telephone (800)736-3402


1-2323        	THE CLEVELAND ELECTRIC ILLUMINATING COMPANY   	34-0150020
	              (An Ohio Corporation)
	              c/o FirstEnergy Corp.
	              76 South Main Street
	              Akron, OH  44308
	              Telephone (800)736-3402


1-3583	        THE TOLEDO EDISON COMPANY                     	34-4375005
	              (An Ohio Corporation)
              	c/o FirstEnergy Corp.
	              76 South Main Street
	              Akron, OH  44308
              	Telephone (800)736-3402


1-3491        	PENNSYLVANIA POWER COMPANY                    	25-0718810
              	(A Pennsylvania Corporation)
              	1 East Washington Street
               P. O. Box 891
               New Castle, Pennsylvania  16103
               Telephone (412)652-5531

Item 5.  Other Events

	On August 8, 2000, FirstEnergy Corp., an Ohio corporation (the "Company"), and GPU, Inc., a Pennsylvania corporation ("GPU"), entered into an Agreement and Plan of Merger dated as of August 8, 2000 (the "Merger
 Agreement"), providing for a merger of GPU with and into the Company.

	Attached as Exhibits 2.1 and 99.1 hereto, are copies of the Merger Agreement and a joint press release of the Company and GPU announcing the execution of the Merger Agreement.


Item 7. Exhibits

Exhibit No.	Description

	2.1	Agreement and Plan of Merger, dated as of August 8, 2000, between
FirstEnergy Corp. and GPU, Inc.

	99.1	Joint Press Release of the Company and GPU, Inc. dated August 8, 2000, announcing the execution of the Agreement and Plan of Merger dated as of
August 8, 2000.


	SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



August 10, 2000




	FIRSTENERGY CORP.
		Registrant

	OHIO EDISON COMPANY
		Registrant

	THE CLEVELAND ELECTRIC
	ILLUMINATING COMPANY
		Registrant

	THE TOLEDO EDISON COMPANY
		Registrant


	PENNSYLVANIA POWER COMPANY
		Registrant


			/s/	Jeffrey R. Kalata
				Jeffrey R. Kalata
		Assistant Controller